                                                                      Exhibit 21

                               U S WEST, INC.
                            AND ITS SUBSIDIARIES
                           AS OF FEBRUARY 11, 2000

     U S WEST, INC., A DELAWARE COMPANY

          U S WEST Advanced Technologies, Inc., a Colorado company

          U S WEST Broadband Services, Inc., a Delaware company

          U S WEST Business Resources, Inc., a Colorado company
               U S WEST Business Resources, Inc., a Delaware company

          U S WEST Capital Funding, Inc., a Colorado company

          U S WEST Communications, Inc., a Colorado company
               El Paso County Telephone Company, a Colorado company Malheur Home Telephone Company , an Oregon company
               Mubeta Development Co., a Colorado company
               Training Partnerships, Inc., a Colorado Non-profit company U S WEST Database Services, Inc., a Colorado company
               U S WEST Wireless, L.L.C., a Delaware company
                     TW Wireless, L.L.C., a Delaware company

          U S WEST Communications Federal Services, Inc., a Colorado company

          U S WEST Communications Services, Inc., a Colorado company
               Please Hold Promotions, Inc., an Arizona company

          U S WEST Dex Holdings, Inc., a Delaware company
               U S WEST Dex, Inc., a Colorado company
               Interactive Video Enterprises, Inc., a Colorado company

          U S WEST Enhanced Services, Inc., a Washington company

          U S WEST Federal Relations, Inc., a Delaware company

          U S WEST Information Technologies, Inc., a Colorado company

          U S WEST Internet Ventures, Inc., a Colorado company

          U S WEST Interprise America, Inc., a Colorado company
               U S WEST Interprise America of Virginia, Inc., a Virginia company

          U S WEST IP Holdings, Inc., a Delaware company

          U S WEST Investment Management Company, a Colorado company

          U S WEST Long Distance, Inc., a Colorado company

          U S WEST SPF Co., a Colorado company

          U S WEST Transoceanic, Inc., a Delaware company
               Transoceanic Operations, Inc., a Delaware company
               U S WEST Hong Kong, L.L.C., a Delaware company
                    U S WEST (Asia), Limited, a Hong Kong company

          U S WEST Y2K, Inc., a Delaware company

          Western Re, Inc., a Vermont company